UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2014
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 NW Point Boulevard Elk Grove Village, IL (Address of principal executive offices)	60007 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[   ]   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual extraordinary general meeting of shareholders of Atlas Financial Holdings, Inc. (the "Corporation") was held May 29, 2014. In connection with the meeting, proxies were solicited pursuant to the Securities and Exchange Act of 1934. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Corporation's 2014 Proxy Statement filed on April 22, 2014.

(1) The Directors of the Corporation were elected as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Jordan Kupinsky	4,648,368	2,070	2,355,914
Gordon Pratt	4,648,368	2,070	2,355,914
Larry Swets, Jr.	4,648,268	2,170	2,355,914
Scott Wollney	4,648,368	2,070	2,355,914
John T. Fitzgerald	4,648,368	2,070	2,355,914

(2) The shareholders ratified the appointment of BDO USA, LLP as the Corporation's auditors for the fiscal year ending December 31, 2014 by a vote of 7,001,441 shares “for,” 401 shares “against,” 4,510 shares abstaining and no broker non-votes.

(3) The shareholders approved amendments to the Articles of Association by a vote of 4,646,672 shares “for,” 1,551 shares “against,” 2,215 shares abstaining and 2,355,914 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Financial Holdings, Inc.

Date: May 29, 2014                    By:    /s/ Paul Romano
                             Name:    Paul Romano

Title: Vice President and Chief Financial Officer